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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 25, 2006

                             MIDSOUTH BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

            Louisiana                   1-11826                72-1020809
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

    102 Versailles Boulevard, Lafayette, Louisiana              70501
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       (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code 337-237-8343


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 25, 2006, MidSouth Bancorp, Inc. (the "Company") issued a press release regarding the Company's earnings for the quarter ending September 30, 2006. The Company's earnings release, including financial highlights, is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

99.1   Press Release dated October 25, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date   October 25, 2006
                                                       /s/ C. R. Cloutier
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                                                       President & CEO

Exhibit 99.1 Press Release dated October 25, 2006 announcing earnings for the third quarter of 2006.